UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2022

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

527 Madison Avenue
New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 8, 2022, Enzo Biochem, Inc. (the “Company”) reconvened its 2021 Annual Meeting of Shareholders (the “Annual Meeting”), which had previously been adjourned on March 31, 2022 to give the Company additional time to solicit votes in favor of the six sub-proposals to Proposal 1 to amend the Company’s Certificate of Incorporation. At the reconvened Annual Meeting, the holders of 81% of the total shares of the Company’s common stock entitled to vote were represented in person or by proxy constituting a quorum.

Approval of Proposal 1 required the affirmative vote of the holders of at least 80% of the combined voting power of the outstanding shares of common stock. Each of the six sub-proposals to Proposal 1 were approved. The amendments to the Certificate of Incorporation will become effective upon the Company’s filing of a Certificate of Amendment with the Secretary of State of the State of New York.

For each sub-proposal to Proposal 1, the stockholder voting results were as follows:

(a)	To change the purpose of the Company to carry on any lawful business:

VOTES
FOR	AGAINST	ABSTAIN
38,868,073	266,242	84,198

(b)	To declassify the Board:

VOTES
FOR	AGAINST	ABSTAIN
38,862,014	292,461	64,038

(c)	To remove Article 7 regarding the Company’s first accounting period for 1976:

VOTES
FOR	AGAINST	ABSTAIN
38,930,275	184,942	103,296

(d)	To change the required shareholder vote for approval of mergers, asset sales, and dissolution from two-thirds vote to majority vote:

VOTES
FOR	AGAINST	ABSTAIN
38,828,714	311,913	77,886

(e)	To change the required shareholder vote for amendments to the Certificate of Incorporation to a majority vote:

VOTES
FOR	AGAINST	ABSTAIN
38,871,316	312,294	34,903

(f)	To change the required vote for amendments to the Company’s Amended and Restated By-Laws to either majority board approval or majority shareholder approval:

VOTES
FOR	AGAINST	ABSTAIN
38,817,069	363,144	38,300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: April 8, 2022	By:	/s/ David Bench
David Bench
Chief Financial Officer, Senior Vice President, Treasurer, and Corporate Secretary